                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 NOVADIGM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                 NOVADIGM, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 15, 2000

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of NOVADIGM, INC. (the "Company"), a Delaware corporation, will be held on Friday, September 15, 2000 at 9:00 a.m., local time, at the Ritz-Carlton Hotel, 600 Stockton Street, San Francisco, California 94108, for the following purposes:

     1. To elect four (4) directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To approve and adopt the Company's 2000 Stock Option Plan under which 1,500,000 shares of the Company's Common Stock will initially be reserved for issuance.

     3. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 2001.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on July 19, 2000 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          Albion J. Fitzgerald
                                          Chairman of the Board and
                                          Chief Executive Officer

Mahwah, New Jersey
July 26, 2000

                            YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 NOVADIGM, INC.
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                      2000 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 15, 2000
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of NOVADIGM, INC., a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders to be held Friday, September 15, 2000 at 9:00 a.m., local time (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Ritz-Carlton Hotel, 600 Stockton Street, San Francisco, California 94108. The Company's principal executive offices are located at One International Boulevard, Suite 200, Mahwah, New Jersey 07495, and its telephone number at that location is (201) 512-1000.

     These proxy solicitation materials and the Annual Report to Stockholders for the year ended March 31, 2000, including financial statements, will be first mailed on or about July 26, 2000 to all stockholders entitled to vote at the Annual Meeting.

PURPOSES OF THE ANNUAL MEETING

     The purposes of the Annual Meeting are (1) to elect four (4) directors to serve for the ensuing year and until their successors are duly elected and qualified; (2) to adopt and approve the Company's 2000 Stock Option Plan under which 1,500,000 shares of the Company's Common Stock will initially be reserved for issuance; (3) to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 2001; and (4) to transact such other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

     Stockholders of record at the close of business on July 19, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one authorized class of capital stock outstanding, designated Common Stock, $.001 par value. At the Record Date, 19,829,760 shares of the Company's Common Stock were issued and outstanding. The Company believes that its outstanding Common Stock is held by more than 4,100 beneficial owners. For information regarding holders of more than 5% of the outstanding Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners." The closing sale price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $18.938 per share.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING; QUORUM REQUIREMENT

     Each holder of the Company's Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date with respect to all matters to be considered at the Annual Meeting. A quorum, which is a majority of the outstanding shares of the Company's Common Stock as of the Record Date, must be present, in person or by proxy, in order to hold the Annual Meeting and to conduct business.

VOTING PROCEDURE

     Stockholders may cast their votes by returning the enclosed proxy card in the envelope provided or by attending the Annual Meeting and voting in person. In addition, stockholders may be able to vote by touch-tone telephone or over the Internet if their proxy card includes instructions for voting in these manners.

ABSTENTIONS AND BROKER NON-VOTES

     If a stockholder submits a proxy that indicates an abstention from voting in all matters, the shares represented by that proxy will be counted as present for the purpose of determining the existence of a quorum at the Annual Meeting. They will not be voted on any matter at the Annual Meeting, however. Consequently, abstentions from voting on the proposals to (i) adopt and approve the 2000 Stock Plan and (ii) ratify the appointment of Arthur Andersen LLP as independent auditors will have the same effect as a vote against these proposals.

     Under the rules governing brokers that have record ownership of shares held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if a stockholder does not otherwise instruct its broker, the broker may submit a proxy voting the stockholder's shares "FOR" routine matters but expressly instructing that the broker is NOT voting on non-routine matters. The vote with respect to a non-routine matter is referred to as a "broker non-vote." Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for the purpose of determining the number of votes cast with respect to the proposal being voted upon. A broker non-vote, therefore, would not effect the outcome of any proposal to be considered at the Annual Meeting. The Company believes, however, that all proposals to considered at the Annual Meeting should be treated as "routine" matters and that brokers will have discretionary voting authority.

PROXY SOLICITATION COSTS

     The Company will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, and mailing of proxy materials. In addition, the Company may reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses in forwarding these proxy materials to our stockholders.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2001 Annual Meeting of Stockholders must be received by the Company no later than March 28, 2001 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter properly raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2001 Annual Meeting that is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so no later than June 11, 2001. If such stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2001 Annual Meeting.

ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000, which was filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request to Attn:
Investor Relations, Novadigm, Inc., One International Boulevard, Suite 200, Mahwah, New Jersey 07495.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the 2001 Annual Meeting or until a successor has been elected and qualified.

   THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOUR NOMINEES
                                 LISTED BELOW.

     The name of and certain information regarding each nominee is set forth below. There are no family relationships among directors or executive officers of the Company, except as set forth below.

               NAME                  AGE       POSITIONS WITH THE COMPANY       DIRECTOR SINCE
               ----                  ---       --------------------------       --------------
Albion J. Fitzgerald(1)............  52    Chairman of the Board of Directors   February 1992
                                           and Chief Executive Officer of the
                                           Company
Robert B. Anderson(1)..............  45    Executive Vice President, Europe     June 1992
                                           and Secretary
H. Kent Petzold(1)(2)..............  53    Director                             August 1992
Deborah Doyle McWhinney(2).........  45    Director                             September 1997

---------------
(1) Member of the Stock Option Committee

(2) Member of the Compensation Committee and the Audit Committee

     Albion J. Fitzgerald co-founded the Company in February 1992 and has served as Chairman since that time. Mr. Fitzgerald currently serves as the Company's Chief Executive Officer. Mr. Fitzgerald has previously served as Chief Technology Officer. In May 1990, Mr. Fitzgerald founded Fitzgerald Associates, the Company's predecessor, and served as the chief architect in the development of desired-state management and fractional differencing technologies that are the basis of the Company's products, EDM and Radia. Mr. Fitzgerald's brother-in-law is Wallace D. Ruiz, the Company's Chief Financial Officer, and Mr. Fitzgerald's brother is Joseph Fitzgerald, the Company's Vice President, Development.

     Robert B. Anderson joined the Company in June 1992 as Vice President, Chief Financial Officer, Secretary and as a director. He currently serves as Executive Vice President, Europe, Secretary and as a director.

     H. Kent Petzold has been a director of the Company since August 1992. From August 1992 to May 1995, Mr. Petzold served as the President and Chief Executive Officer of the Company. Mr. Petzold has been President, Chief Executive Officer and Chairman of Cyclone Commerce, Inc., a provider of business-to-business e-commerce solutions, since April 1998 and was a consultant to the software industry from June 1995 to April 1998. Mr. Petzold also serves as a director of several public and privately held software companies.

     Deborah Doyle McWhinney has been a director of the Company since September 1997. Since July 2000, Ms. McWhinney has been President of the Media Group of companies and I/PRO, subsidiaries of Engage Technologies, Inc., an Internet advertising and management company. From July 1999 to July 2000, Ms. McWhinney was President of I/PRO. From December 1995 to July 1999, Ms. McWhinney served as an Executive Vice President of Visa International, Inc., a financial services company. Prior to joining Visa, Ms. McWhinney was with Bank of America Corporation, where she held several positions including, from 1986 to 1995, Senior Vice President, Bank of America Consumer Electronic Banking and Delivery. Ms. McWhinney is also a director of First Bank of Idaho.

REQUIRED VOTE

     The four nominees receiving the highest number of affirmative votes of the shares present in person or by proxy, will be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect with respect to the outcome of voting under Delaware law.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of six meetings during the fiscal year ended March 31, 2000. No director, during the time he or she was a member of the Board of Directors, attended fewer than 75% of the aggregate of all meetings the Board of Directors or its committees on which he or she served during fiscal year 2000. The Board has an Audit Committee, a Compensation Committee and a Stock Option Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors, (iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held two meetings during fiscal 2000. The Audit Committee currently consists of Deborah Doyle McWhinney and H. Kent Petzold.

     The Compensation Committee is responsible for (i) reviewing and approving the compensation and benefits for the Company's officers and other employees,
(ii) administering the Company's stock purchase and stock option plans, and
(iii) determining which eligible individuals (excluding nonemployee directors) receive grants thereunder and the size of such grants. The Compensation Committee held one meeting during fiscal 2000. The Compensation Committee currently consists of Deborah Doyle McWhinney and H. Kent Petzold.

     The Stock Option Committee is responsible for reviewing and approving grants of options to non-officer employees under the Company's 1992 Stock Option Plan. The Stock Option Committee held one meeting during fiscal 2000. The Stock Option Committee currently consists of Albion Fitzgerald, Robert Anderson and H. Kent Petzold.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company, but they are reimbursed for out-of-pocket expenses in connection with attending board and committee meetings. Nonemployee members of the Board of Directors receive $500 for each Board meeting attended and $500 for each meeting attended of a committee to the Board on which such director serves. In addition, nonemployee members are reimbursed for out-of-pocket expenses and are eligible for participation in the Company's stock option plans. Furthermore, Mr. Petzold is covered under the Company's group health insurance plan, which results in an annual premium cost to the Company of $8,616.

                                  PROPOSAL TWO

                ADOPTION AND APPROVAL OF 2000 STOCK OPTION PLAN

     At the Annual Meeting, the Company's stockholders are being asked to adopt and approve the 2000 Stock Option Plan (the "2000 Plan"). The Company's Board of Directors adopted and approved the 2000 Plan in July 2000.

     The Company has adopted a new stock option plan because its current stock plan, the 1992 Stock Option Plan (the "1992 Plan"), has a limited number of shares available for issuance and will otherwise terminate in less than two years. As of June 30, 2000, only 361 shares of the Company's Common Stock remained available for issuance under the 1992 Plan. If the 2000 Plan is approved by stockholders at the Annual Meeting, the 1992 Plan will be terminated, and no further option grants will be made under the 1992 Plan.

     The Company believes that the availability of equity incentives to employees is critical to its ability to remain competitive in the current labor market, particularly the markets for skilled software engineers and other technology professionals. The 2000 Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel. Since inception, the Company has provided stock options as an incentive to its employees and as a means to promote increased stockholder value. Management believes that stock options are one of the prime methods of attracting and retaining key personnel responsible for the continued development and growth of the Company's business. In addition, stock options are considered a competitive necessity in the high technology industry.

GENERAL DESCRIPTION OF THE 2000 PLAN

     The 2000 Plan will permit the Company to grant incentive stock options to employees of the Company (including officers) and nonstatutory stock options to eligible employees (including officers), directors and consultants. A total of 1,500,000 shares of the Company's Common Stock have been reserved for issuance under the 2000 Plan. In addition, an annual increase in the share reserve will be added on the first day of each fiscal year of the Company, beginning April 1, 2001, equal to the least of (i) 750,000 shares, (ii) three percent (3%) of the total Common Stock outstanding as of the last day of the prior fiscal year, and
(iii) such amount as may be determined by the Company's Board of Directors.

     As of the Record Date, no shares of Common Stock were outstanding under the 2000 Plan. Under the 1992 Plan, 3,099,741 shares of Common Stock were subject to outstanding options, and 361 shares were available for future grant.

REQUIRED VOTE

     The affirmative vote of a majority of the Votes Cast will be required to adopt and approve the 2000 Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and voting at the Annual Meeting. Abstentions will be counted for purposes of determining the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if any, will not be counted for purposes of determining the number of Votes Cast with respect to this proposal and will have no effect on the outcome of voting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                  THE ADOPTION AND APPROVAL OF THE 2000 PLAN.

     The essential terms of the 2000 Plan are summarized as follows:

     PURPOSES

     The purposes of the 2000 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the

Company, to promote the success of the Company's business, and to align the economic interests of eligible employees directly with those of stockholders.

     ADMINISTRATION

     The 2000 Plan provides for administration by the Board of Directors of the Company or by a committee of the Board. The Board or the committee appointed to administer the 2000 Plan are referred to in this summary as the "Administrator." The Company anticipates that the Stock Option Committee of the Board of Directors will act as the Administrator of the 2000 Plan.

     The Administrator determines the terms and conditions of options granted, including the exercise price, number of shares subject to option, and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the 2000 Plan.

     ELIGIBILITY

     The 2000 Plan provides that either incentive or nonstatutory stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the 2000 Plan provides that nonstatutory stock options may be granted to non-employee directors and consultants of the Company or any of its designated subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The 2000 Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options that are exercisable for the first time in any one calendar year. Option grants in excess of this $100,000 limitation are treated as nonstatutory stock options. The 2000 Plan provides that a maximum of 500,000 shares may be granted to any one employee during any fiscal year of the Company (or, in the case of initial service, up to 1,000,000 additional shares may be granted). The 2000 Plan does not provide for a minimum number of option shares that may be granted to any one employee.

     TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

          (1) Exercise of the Option; Form of Consideration. The Administrator determines when options granted under the 2000 Plan may be exercised. Generally, the Company's option grants vest and become exercisable over four years. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of (i) cash, (ii) check, (iii) promissory note (if permitted in the option agreement), (iv) subject to certain conditions, delivery of already-owned shares of the Company's Common Stock, (v) pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes, (vi) any combination of the foregoing methods, or (vii) such other consideration as determined by the Administrator and as permitted by applicable laws. Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

          (2) Option Price. The option price of nonstatutory stock options granted under the 2000 Plan will be determined by the Administrator, but options under the 2000 Plan will generally be granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Nonstatutory options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code") must be granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Generally, incentive stock options granted under the 2000 Plan must be granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. However, in the case of grants of incentive stock options to employees who, at the time of grant, own stock representing more than 10% of the Company's outstanding voting stock, the applicable exercise price cannot be less than 110% of the fair market value of the Common Stock on the date of grant. Because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share will be determined based on the closing price on the Nasdaq National Market on the date of grant of the option.

          (3) Termination of Employment or Consulting Relationship. The 2000 Plan provides that if the optionee's employment or consulting relationship with the Company is terminated for any reason, other than death or disability, the period of time during which an option may be exercised following such termination as specified in the option agreement or, if a period of time is not specified, the option shall remain exercisable for ninety (90) days following termination (but in no event later than the expiration date of the option). Options may be exercised only to the extent the options were vested and exercisable on the date of termination and in no event later than the expiration of the term of the option.

          (4) Death. If an optionee should die, options may be exercised within such period of time as is specified in the option agreement or, in the absence of a specified time, within twelve (12) months following the optionee's death (but in no event later than the expiration date of the option) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent such options were vested and exercisable on the date of death.

          (5) Disability. If an optionee's employment is terminated due to a disability, options may be exercised within such period of time as is specified in the option agreement or, if a period of time is not specified, within twelve (12) months following the optionee's termination (but in no event later than the expiration date of the option), but only to the extent that the options were vested and exercisable on the date of termination of employment.

          (6) Termination of Options. The term of each option shall be the term stated in the option agreement or in an amendment thereto up to a maximum of 10 years from the date of grant.

          (7) Nontransferability of Options. An option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the optionee, only by the optionee.

     ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split, stock dividend, reclassification or combination, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment will be made in the option price and in the number of shares subject to each option. In the event of a proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator, in its discretion, may provide for an optionee to have the right to exercise his or her option until ten (10) days prior to the closing of such transaction as to all shares covered by the option, including shares as to which the option would not otherwise be exercisable. In addition, the Administrator may provide that any repurchase option in favor of the Company and applicable to shares purchased upon exercise of an option shall lapse as to all such shares. To the extent that an option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall be fully vested and exercisable. In the event of a merger or an assets sale, the Board shall notify optionees that the option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the option shall terminate upon expiration of such period.

     AMENDMENT AND TERMINATION

     The Board of Directors may amend the 2000 Plan at any time or from time to time or may terminate it without approval of the stockholders. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the 2000 Plan without the consent of the optionee. In any event, the 2000 Plan will terminate in July 2010. In addition, to the extent necessary and desirable to comply with federal securities laws or tax laws (or any requirements of the National Association of Securities Dealers, Inc. or an established stock exchange), the Company must obtain stockholder approval of any plan amendment.

     TAX INFORMATION

     Options granted under the 2000 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise. However, the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the incentive stock option and one year after exercising the incentive stock option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time the optionee is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 2000 Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     PARTICIPATION IN THE 2000 PLAN

     The grant of options under the 2000 Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 2000 Plan. Accordingly, future awards are not determinable.

     The section entitled "Executive Compensation and Other Matters -- Option Grants in Last Fiscal Year" provides information with respect to the grant of options under the 1992 Plan to the Named Executive Officers during fiscal 2000. During fiscal 2000, all current executive officers as a group and all other employees as a group were granted options to purchase 296,000 shares and 1,181,000 shares, respectively, under the 1992 Plan. No non-employee director was granted an option under the 1992 Plan during fiscal 2000.

                                 PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Arthur Andersen LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 2001 and recommends that stockholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Arthur Andersen LLP has audited the Company's financial statements annually since the Company's inception in 1992. Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

     The affirmative vote of a majority of the Votes Cast will be required to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and voting at the Annual Meeting. Abstentions will be counted for purposes of determining the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if any, will not be counted for purposes of determining the number of Votes Cast with respect to this proposal and will have no effect on the outcome of voting.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of July 19, 2000 for the following:
(i) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each director of the Company; (iii) each of the Named Executive Officers (as defined in the Summary Compensation Table below); and (iv) all directors and executive officers as a group. Except as otherwise indicated and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The address for each person identified in the table is c/o Novadigm, Inc., One International Boulevard, Suite 200, Mahwah, New Jersey 07495. Beneficial ownership includes shares that could be acquired upon exercise of options if such options are exercisable within 60 days after July 19, 2000. Beneficial ownership percentage is based on 19,829,760 shares outstanding as of July 19, 2000.

                                                              SHARES BENEFICIALLY        PERCENTAGE
                      BENEFICIAL OWNER                               OWNED           BENEFICIALLY OWNED
                      ----------------                        -------------------    ------------------
Albion J. Fitzgerald(1).....................................       3,581,250                18.1%
Joseph J. Fitzgerald........................................       1,201,517                 6.1%
Robert B. Anderson(2).......................................         673,251                 3.4%
H. Kent Petzold(3)..........................................         386,001                 1.9%
Wallace D. Ruiz(4)..........................................         316,109                 1.6%
Michael Carabetta(5)........................................         287,119                 1.4%
Deborah Doyle McWhinney(6)..................................          72,292                   *
All directors and executive officers as a group (7
  persons)(7)...............................................       6,517,539                32.9%

---------------
 *  Less than one percent.

(1) Excludes 870,000 shares held by Shannon L. Ruiz, Albion J. Fitzgerald's spouse, as to which Mr. Fitzgerald disclaims beneficial ownership.

(2) Includes 50,000 shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 19, 2000 under the Company's 1992 Stock Option Plan.

(3) Includes 29,167 shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 19, 2000 under the Company's 1992 Stock Option Plan.

(4) Includes 176,249 shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 19, 2000 under the Company's 1992 Stock Option Plan.

(5) Includes 285,419 shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 19, 2000 under the Company's 1992 Stock Option Plan.

(6) Includes 69,792 shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 19, 2000 under the Company's 1992 Stock Option Plan.

(7) Includes options exercisable for 610,627 shares of Common Stock under the Company's 1992 Stock Option Plan.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

                           SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and each of the other four most highly compensated executive officers who received in excess of $100,000 during the fiscal year ended March 31, 2000 (the "Named Executive Officers"), information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the fiscal years ended March 31, 2000, 1999 and 1998.

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                                                             ------------
                                                                              NUMBER OF
                                                      ANNUAL COMPENSATION     SECURITIES     ALL OTHER
                                             FISCAL   --------------------    UNDERLYING    COMPENSATION
        NAME AND PRINCIPAL POSITION           YEAR    SALARY($)   BONUS($)     OPTIONS         ($)(1)
        ---------------------------          ------   ---------   --------   ------------   ------------
Albion J. Fitzgerald.......................   2000    $160,000    $ 75,000          --         $   --
  Chief Executive Officer                     1999     160,000      75,000          --             --
                                              1998     160,000          --          --             --
Michael Carabetta(2).......................   2000     200,000     230,000     100,000             --
  President and Chief Operating Officer       1999     200,000     100,000          --             --
                                              1998      28,846          --     400,000             --
Robert B. Anderson.........................   2000     180,000          --      66,000             --
  Executive Vice President, Europe            1999     180,000     150,000          --             --
                                              1998     160,000     150,000          --             --
Joseph J. Fitzgerald.......................   2000     175,000      60,000          --             --
  Vice President, Development                 1999     175,000      60,000          --             --
                                              1998     160,000          --          --             --
Wallace D. Ruiz............................   2000     180,000      42,500     130,000          1,038
  Vice President, Chief Financial             1999     165,000      43,500      25,000          1,038
  Officer and Treasurer                       1998     165,000      16,000          --          1,038

---------------
(1) Represents term life insurance premiums paid by the Company.

(2) Mr. Carabetta commenced employment with the Company on February 9, 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended March 31, 2000. All such options were awarded under the Company's 1992 Stock Option Plan.

                                                  INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                             ------------------------------------------------------------      VALUE AT ASSUMED
                               NUMBER OF       PERCENT OF                                    ANNUAL RATES OF STOCK
                              SECURITIES     TOTAL OPTIONS                                  PRICE APPRECIATION FOR
                              UNDERLYING       GRANTED TO                                       OPTION TERM(1)
                                OPTIONS       EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   -----------------------
           NAME               GRANTED(2)     FISCAL 2000(4)    PER SHARE(3)       DATE          5%          10%
           ----              -------------   --------------   --------------   ----------   ----------   ----------
Albion J. Fitzgerald.......          --             --            $   --             --      $     --     $     --
Robert B. Anderson.........      66,000           4.47%            8.125         8/9/04       148,156      327,386
Michael Carabetta..........     100,000           6.77%            8.125         8/9/04       224,479      496,039
Joseph J. Fitzgerald.......          --             --                --             --            --           --
Wallace D. Ruiz............     130,000           8.80%            8.125         8/9/04       291,822      644,851

---------------
(1) There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Company's Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers or any other holder of the Company's securities.

(2) Options generally become exercisable as to 25% of the option shares on the first anniversary of the date of grant and as to 1/48th of the option shares each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant.

(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Board of Directors of the Company. The exercise price may be paid in cash, check, promissory note (if the option agreement so permits), delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or any combination of the foregoing methods of payment or such other consideration or method of payment to the extent permitted under applicable law.

(4) Options to purchase 1,477,000 shares were granted to all employees and directors of the Company during fiscal 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

     The following table shows stock options exercised by Named Executive Officers during fiscal year 2000, including the aggregate value of gains on the date of the exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of fiscal year-end. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Company's Common Stock.

                                                           NUMBER OF SECURITIES
                                                                UNDERLYING               VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                 SHARES                      AT MARCH 31, 2000           AT MARCH 31, 2000(1)
                               ACQUIRED ON    VALUE     ---------------------------   ---------------------------
            NAME               EXERCISE(#)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               -----------   --------   -----------   -------------   -----------   -------------
Albion J. Fitzgerald.........        --           --           --             --      $       --     $       --
Robert B. Anderson...........        --           --           --         66,000              --        536,250
Michael Carabetta............        --           --      208,336        291,664       2,571,000      3,178,400
Joseph J. Fitzgerald.........        --           --           --             --              --             --
Wallace D. Ruiz..............    10,000       47,500      168,749        151,251       1,866,200      1,308,175

---------------
(1) Based on the closing price of the Company's Common Stock on March 31, 2000 of $16.250 less the exercise price of the option.

EMPLOYMENT CONTRACTS AND CHANGE-OF-CONTROL ARRANGEMENTS

     In February 1998, the Company entered into a letter agreement with Michael Carabetta, the Company's President and Chief Operating Officer, pursuant to which, in the event the Company terminates Mr. Carabetta's employment without Cause (as defined below), Mr. Carabetta will be entitled to receive an amount equal to 25% of the bonus he would have earned had he been employed by the Company at the end of the year for each completed quarter in which quarterly objectives were achieved. In addition, if Mr. Carabetta's employment is terminated by the Company without cause during the first three years of employment or Mr. Carabetta dies while employed by the Company, Mr. Carabetta, or his survivors in the case of death, will be entitled to exercise an option to purchase up to 100,000 shares plus 1/48th of the amount of the initial grant for each completed month of employment. In addition, in the event that Mr. Carabetta's employment is terminated as a result of Involuntary or Constructive Termination (as defined below) other than for Cause at any time during the period beginning 30 days before and ending 12 months after a Change of Control (as defined below), the vesting of Mr. Carabetta's stock options shall accelerate in full.

     In April 1997, the Company entered into an employment agreement with Wallace D. Ruiz, Chief Financial Officer and Treasurer, pursuant to which Mr. Ruiz is entitled to receive an annual base salary of $165,000, subject to any increases as the Board of Directors shall authorize from time to time in connection with an annual review, plus additional variable compensation under the Company's executive compensation plan. Subject to certain limitations, Mr. Ruiz's employment agreement provides that if he is terminated at any time during the period beginning 90 days before and ending 12 months after a Change of Control (the "Change of Control Period") then he shall be entitled to receive, in the case of an Involuntary or Constructive Termination other than for Cause or as a result of his death or disability, severance pay in an amount equal to 50% of his base compensation plus a pro rata share of the bonus and commissions that he would have earned had he been employed by the Company at the end of the year in which termination occurred and, in the case of death or disability, such other benefits, if any, as may then be established under the Company's then-existing benefit plans. In addition, any unvested options held by him prior to termination shall (i) in the case of Involuntary or Constructive Termination other than for cause, accelerate and become exercisable in full or (ii) in the case of death or disability, accelerate and become exercisable as to that number of additional shares that would have vested if he had remained continuously employed for a period of six months following such termination and shall remain exercisable for the period prescribed in the stock option agreements. If Mr. Ruiz voluntarily resigns from the Company or if the Company terminates Mr. Ruiz's employment for cause, he shall not be entitled to receive severance or other benefits except for those, if any, as may be established under the Company's benefit plans as existing at the time of termination.

     In August 1998, the Company and Robert B. Anderson, the Company's Executive Vice President, Europe and a director, entered into a management retention agreement pursuant to which, in the event Mr. Anderson's employment is terminated as a result of Involuntary or Constructive Termination other than for Cause, (i) the principal amount then outstanding on Mr. Anderson's loan from the Company, evidenced by a promissory note dated July 21, 1996 with a stated principal amount of $226,450, will be forgiven in full, including any accrued interest; (ii) the principal amount then outstanding on Mr. Anderson's loan from the Company from January 1997 of $38,000 will be forgiven in full, including any accrued interest; and (iii) the Company will "gross-up" Mr. Anderson for any income and social security taxes (but not for parachute excise taxes) arising from such loan forgiveness.

     For the purposes of Mr. Ruiz's and Mr. Carabetta's employment agreement, a Change of Control shall mean the occurrence of any of the following: (i) any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then-outstanding voting securities; (ii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the total voting power of the surviving entity immediately after such merger or consolidation; or (iii) in the case of Mr. Ruiz's agreement only, a change in the composition of the Board of Directors occurring within a two-year period as a result of which fewer than a majority of the directors are Incumbent Directors (as defined in the agreement).

     Involuntary or Constructive Termination is defined to mean (i) the assignment to the executive of any duties or the significant reduction of the executive's duties, either of which is inconsistent with the executive's position with the Company and responsibilities in effect immediately prior to such assignment, or the removal of the executive from such position and responsibilities without the executive's express written consent; (ii) a substantial reduction of the facilities and perquisites available to the executive immediately prior to such reduction without the executive's express written consent and without good business reasons; (iii) a reduction by the Company in the base compensation of the executive as in effect immediately prior to such reduction; (iv) a material reduction by the Company in the kind or level of employee benefits to which the executive is entitled immediately prior to such reduction with the result that the executive's overall benefits package is significantly reduced; (v) any purported termination of the executive by the Company which is not effected for disability or for Cause, or any purported termination for which the grounds relied upon are not valid; (vi) the failure of the Company to obtain the assumption of the employment agreement by any successors; or (vii) any relocation of his job or office more than 40 miles from the then current job or office without the executive's express written consent.

     "Cause" is defined as (i) any act of personal dishonesty taken by the employee in connection with his responsibilities as an employee and intended to result in personal enrichment of the employee; (ii) the employee's conviction of, or plea of nolo contendere to, a felony; (iii) a willful act by the employee which constitutes gross misconduct and which is injurious to the Company; or
(iv) continued violations by the
employee of the employee's obligations to the Company following delivery to the employee of a written demand for performance from the Company which describes the basis for the Company's belief that the employee has not substantially performed his duties.

                    REPORT OF THE COMPENSATION COMMITTEE OF
                THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

INTRODUCTION

     Prior to the Company's initial public offering, which was completed in July 1995, the Board of Directors was primarily responsible for establishing and administering the Company's compensation policies. In this role, and consistent with the Company's status as a privately-held corporation, the Board determined the Chief Executive Officer's salary directly and reviewed and approved employment compensation matters for other management personnel. The Board of Directors, through a Stock Option Committee consisting at that time of two directors who were also executive officers of the Company, also administered the Company's 1992 Stock Option Plan.

     The Compensation Committee of the Board of Directors was established in May 1995 and is composed only of outside directors. The Compensation Committee currently consists of Kent Petzold and Deborah McWhinney. In general, the Compensation Committee is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, including executive salary levels and variable compensation programs. With respect to the compensation of the Company's Chief Executive Officer, the Compensation Committee reviews and submits to the Board for approval the various elements of the Chief Executive Officer's compensation. With respect to other executive officers, the Compensation Committee reviews the recommendations for such individuals presented by the Chief Executive Officer and the basis therefor and approves or modifies the compensation packages for such individuals. Base salary levels for executive officers of the Company are generally established at or near the start of each fiscal year, and final bonuses for executive officers are determined at the end of each fiscal year based upon each such individual's performance and the performance of the Company.

EXECUTIVE COMPENSATION

     The Company has a compensation program which consists of two principal components: cash-based compensation, both fixed and variable, and equity-based compensation. These two principal components are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of the Company.

     CASH-BASED COMPENSATION.

     Base salary. The salaries of each of the executive officers (other than the Chief Executive Officer) for the year ended March 31, 2000 were approved by the Board of Directors upon the recommendation of the Chief Executive Officer.

     Bonuses. The Company has a discretionary bonus pool pursuant to which members of senior management, including the Company's executive officers, may receive annual cash bonuses. The purpose of the bonuses is to motivate senior management to perform to the best of their abilities in order to enhance stockholder value through the achievement of corporate objectives. For the fiscal year-ended March 31, 2000, the allocation of the bonus pool was determined by the Chief Executive Officer (with the exception of his own bonus, which was based upon subjective factors).

     EQUITY-BASED COMPENSATION.

     Stock options are periodically granted to provide an additional incentive to executives and other key employees to maximize long-term total return to the Company's stockholders. Options generally vest over a four year period to encourage option holders to continue in the employ of the Company. The exercise price of options is the market price on the date of grant, ensuring that the option will acquire value only to the extent that the price of the Company's Common Stock increases relative to the market price at the date of grant.

     Option grants to executive officers will be determined by the Compensation Committee, in its discretion, or, in some cases, by the Stock Option Committee, subject to the oversight of the Compensation Committee. In making its determination, the Compensation Committee intends to consider an executive's position at the Company, such executive's individual performance, the number of options held (if any) and any other factors that the Compensation Committee may deem relevant.

CHIEF EXECUTIVE OFFICER COMPENSATION

     During the year ended March 31, 2000, Mr. Fitzgerald received a base salary of $160,000 approved by the Board of Directors upon the recommendation of the Compensation Committee. This represented no increase from the base salary received by Mr. Fitzgerald for the prior fiscal year. The Compensation Committee recommended that a bonus of up to $100,000, payable quarterly and based on performance achievements of the Company, be awarded to the Chief Executive Officer for the 2000 fiscal year. Mr. Fitzgerald was paid $75,000 of this amount in fiscal 2000 because the Board believed that Mr. Fitzgerald, as Chief Executive Officer, significantly and directly influenced the Company's overall performance.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly-compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million and meets certain specified conditions (including stockholder approval). Based on the Company's current compensation plans and policies and proposed regulations interpreting this provision of the Code, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction for executive compensation.

SUMMARY

     The Compensation Committee of the Board of Directors intends that its compensation program shall be fair, motivating and successful in attracting and retaining qualified employees and in linking compensation directly to the Company's success. The Compensation Committee intends to review this program on an ongoing basis to evaluate its continued effectiveness.

                                          THE COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Deborah McWhinney
                                          Kent Petzold

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file. Based solely on the review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that its officers, directors and ten-percent stockholders have complied with all applicable filing requirements during fiscal 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In July 1996, the Company loaned to Robert B. Anderson, the Company's Executive Vice President and a director, the aggregate amount of $226,450. This loan represented the outstanding balance of an original loan of $325,000 made by the Company to Mr. Anderson on July 21, 1992 and due on July 21, 1996 for the purchase of 500,000 shares of the Company's Common Stock. The promissory note dated July 21, 1996 bears interest at the rate of 6.04% per annum, is secured by shares of the Company's Common Stock and is due and payable on July 21, 2000. In addition, in January 1997, the Company loaned Mr. Anderson $38,000. This loan was made by the Company to Mr. Anderson to pay income taxes on Mr. Anderson's fiscal 1997 bonus of $100,000. The note dated January 1997 bears interest at a rate of 8.25% per annum and is due and payable July 21, 2000. Mr. Anderson has applied his bonus payments in fiscal 1997 and 1998 to repay these notes. At June 30, 2000, the principal balance of the promissory note dated July 21, 1996 was $80,957 and the principal balance of the promissory note dated January 1997 was $22,235.

     In April 2000, the Company loaned $250,000 to Albion J. Fitzgerald, the Chief Executive Officer of the Company. The promissory note, dated April 27, 2000, bears interest at a rate of 6.46% per annum, is secured by shares of the Company's Common Stock and is due and payable April 27, 2001. At June 30, 2000, the principal balance of the promissory note was $250,000.

     In April 2000, the Company loaned $830,068 to Wallace D. Ruiz, the Chief Financial Officer and Treasurer of the Company, for the exercise of an expiring option to purchase 130,000 shares of the Company's Common Stock. The promissory note, dated April 27, 2000, bears interest at a rate of 6.46% per annum, is secured by shares of the Company's Common stock and is due and payable April 27, 2001. At June 30, 2000, the principal balance of the promissory note was $830,068.

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

     Notwithstanding any statement to the contrary in any of the Company's previous or future filings with the Securities and Exchange Commission, the following information relating to the price performance of the Company's Common Stock shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

     The following graph compares the Company's cumulative total stockholder return with those of the Nasdaq Stock Market -- U.S. Index and the Nasdaq Computer & Data Processing Services Index. The graph assumes that $100 was invested on March 31, 1996 in (i) the Company's Common Stock, (ii) the Nasdaq Stock Market (U.S.) Index and (iii) the Nasdaq Computer & Data Processing Services Index, including reinvestment of dividends. The Company has never paid any cash dividends and has no present intention of doing so. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
           AMONG NOVADIGM, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
            AND THE NASDAQ COMPUTER & DATA PROCESSING SERVICES INDEX
[PERFORMANCE GRAPH]

                                                                                                         NASDAQ COMPUTER & DATA
                                                     NOVADIGM, INC.                NASDAQ (US)                 PROCESSING
                                                     --------------                -----------           ----------------------
3/29/96                                                   100.0                       100.0                       100.0
3/31/97                                                    27.3                       111.2                       109.4
3/31/98                                                    22.7                       168.5                       191.3
3/31/99                                                    43.0                       227.7                       311.8
3/31/00                                                   107.4                       422.7                       557.8

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                          THE BOARD OF DIRECTORS

Dated: July 26, 2000

                                                                         ANNEX A

                                 NOVADIGM, INC.

                             2000 STOCK OPTION PLAN


     1.   Purposes of the Plan. The purposes of this 2000 Stock Option Plan are:

          o to attract and retain the best available personnel for positions of substantial responsibility,

          o to provide additional incentive to Employees, Directors and Consultants,

          o    to promote the success of the Company's business, and

          o to align the economic interests of eligible employees directly with those of stockholders.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2.   Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

          (c)  "Board" means the Board of Directors of the Company.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f)  "Common Stock" means the common stock of the Company.

          (g)  "Company" means Novadigm, Inc., a Delaware corporation.

          (h) "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i)  "Director" means a member of the Board.

          (j)  "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

          (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market or dealer quotation system, including without limitation the Nasdaq National Market or the Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r)  "Option" means a stock option granted pursuant to the Plan.

          (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t)  "Optioned Stock" means the Common Stock subject to an Option.

          (u) "Optionee" means the holder of an outstanding Option granted under the Plan.

          (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w)  "Plan" means this 2000 Stock Option Plan.

          (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (y)  "Section 16(b)" means Section 16(b) of the Exchange Act.

          (z)  "Service Provider" means an Employee, Director or Consultant.

          (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

          (bb) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that initially may be optioned and sold under the Plan is 1,500,000 Shares. An annual increase in the number of shares authorized for issuance under the Plan shall occur on the first day of the Company's fiscal year for each fiscal year during the term of the Plan, beginning April 1, 2001, in an amount equal to the least of (i) 750,000 Shares,
(ii) that number of Shares equal to three percent (3%) of the Company's outstanding Common Stock on the last day of the immediately preceding fiscal year, or (iii) if affirmatively determined by the Board, such number as is established by resolution of the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   Administration of the Plan.

          (a)  Procedure.

               (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i)  to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

               (viii) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

               (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Shares issued under the Plan.

     5. Eligibility. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6.   Limitations.

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c)  The following limitations shall apply to grants of Options:

               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

               (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12.

     7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.   Option Exercise Price and Consideration.

          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)   cash;

               (ii)  check;

               (iii) promissory note;

               (iv) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi)  any combination of the foregoing methods of payment; or

               (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     Notwithstanding the foregoing, the Administrator may permit an Option to be exercised by delivery of a full-recourse promissory note secured by the purchased shares. All other terms of such promissory note shall be determined by the Administrator in its sole discretion.

     10.  Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised following Optionee's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee's death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11. Limited Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

     12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the number of Shares that may be added annually to the Plan pursuant to Section 3, and the number of shares of Common Stock covered by each outstanding Option as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to the closing of such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any repurchase option in favor of the Company and applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and any repurchase option in favor of the Company and applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     14.  Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     15.  Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                 NOVADIGM, INC.

                  PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned stockholder of NOVADIGM, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 26, 2000, and hereby appoints Albion J. Fitzgerald and Wallace D. Ruiz and each of them proxies and attorneys-in-fact, with full power of substitution, to each on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of NOVADIGM, INC., to be held on Friday, September 15, 2000 at 9:00 a.m., local time, at the Ritz-Carlton Hotel, 600 Stockton Street, San Francisco, California 94108 and any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

1.        Election of directors:

          Nominees: Albion J. Fitzgerald, Robert B. Anderson, H. Kent Petzold, Deborah Doyle McWhinney

          [ ] FOR all nominees listed above (except as marked to the contrary below)

          [ ] WITHHOLD AUTHORITY to vote for all nominees listed above

          ---------------------------------------------------------------------


          INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee(s) name(s) on the line above.

2. To approve and adopt the Company's 2000 Stock Option Plan under which 1,500,000 shares of the Company's Common Stock will initially be reserved for issuance.

          FOR               AGAINST              ABSTAIN

          [ ]                 [ ]                  [ ]

3. To ratify the appointment of Arthur Anderson LLP as independent auditors for the fiscal year ending March 31, 2001.

          FOR               AGAINST              ABSTAIN

          [ ]                 [ ]                  [ ]

          In their discretion, the proxies are authorized to vote upon such other matter(s) that may properly come before the meeting and at any adjournment(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE APPROVAL AND ADOPTION OF THE 2000 STOCK OPTION PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSON LLP AS INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.

          Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Dated:
      -------------------------------


Signature
         ----------------------------


Signature
         ----------------------------

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)